UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2022 (January 31, 2022)

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Third Avenue, 25th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	POND WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Business Combination

Angel Pond Holdings Corporation is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“APHC”). On January 31, 2022, APHC entered into a Business Combination Agreement (the “Merger Agreement”) by and between APHC, Mangomill plc, a public limited company incorporated in Ireland (“Irish Holdco”), Meridian MergerSub Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Irish Holdco (“Merger Sub”), and MariaDB Corporation Ab, a Finnish private limited liability company (“MariaDB”).

Pursuant to the Merger Agreement, (i) Merger Sub will merge with and into APHC with APHC being the surviving entity (the “Domestication Merger”) and (ii) MariaDB will merge with and into Irish Holdco with Irish Holdco continuing as the surviving entity (the “Merger”). Following the Merger, Angel Pond will be liquidated (the “Liquidation,” and together with the Merger, the Domestication Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Business Combination, Irish Holdco will change its name to “MariaDB plc”.

As a result of the Domestication Merger, each issued and outstanding Class A ordinary share and Class B ordinary share of APHC will convert into the right to receive one ordinary share of Irish Holdco (“Irish Holdco Ordinary Shares”), and each issued and outstanding warrant to purchase Class A ordinary shares of APHC will be exercisable by its terms to purchase an equal number of Irish Holdco Ordinary Shares.

Conversion of Securities of MariaDB

The aggregate share consideration to be distributed to holders of MariaDB securities at the effective time of the Merger (the “Effective Time”) is 62,256,428 Irish Holdco Ordinary Shares. At the Effective Time, and without any action on the part of any party or holder of any of its securities:

(a)

each MariaDB ordinary share (“MariaDB Ordinary Share”) issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive a number of Irish Holdco Ordinary Shares equal to the Exchange Ratio (as defined in the Merger Agreement); and

(b)

each equity award that is issued and outstanding under MariaDB’s equity incentive plans (each, a “Company Equity Award”) as of immediately prior to the Effective Time shall be automatically converted into an equity award to be settled in Irish Holdco Ordinary Shares on the same terms and conditions as were applicable to such Company Equity Award immediately prior to the Effective Time, equal to the product of the number of MariaDB Ordinary Shares subject to such Company Equity Award and the Exchange Ratio, at an exercise price per share equal to the exercise price per share of such Company Equity Award divided by the Exchange Ratio.

Conditions to Closing

The Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) the APHC Available Cash (as defined in the Merger Agreement) shall not be less than $100,000,000, (ii) approval of the Business Combination by the respective shareholders of APHC and MariaDB, (iii) the consummation of a private placement pursuant to the Subscription Agreements (as defined below) for an aggregate purchase price of $18,200,000 (the “PIPE Investment”), (iii) the sum of cash in the Trust Account (after giving effect to the APHC Share Redemptions but without giving effect to the payment of transaction expenses) and any Additional PIPE Investment Amount (as defined in the Merger Agreement) shall be at least $15,000,000, (iv) effectiveness of the registration statement on Form S-4 to be filed by Irish Holdco in connection with the Business Combination, (v) receipt of applicable regulatory approvals, (v) receipt of conditional approval for listing on the New York Stock Exchange the Irish Holdco Ordinary Shares, and (vi) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the closing of the Business Combination (the “Closing”).

Covenants, Representations and Warranties

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not solicit or enter into any agreements for certain alternative transactions, (iii) MariaDB to prepare and deliver certain annual and interim financial statements, (iv) the parties to prepare and Irish Holdco to file a registration statement on Form S-4 and take certain other actions to obtain the requisite approval of the APHC shareholders of certain proposals regarding the Business Combination and the requisite approval of the MariaDB shareholders of the Business Combination, and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies. The Merger Agreement also contains customary representations and warranties by the parties that do not survive the Closing.

Termination

The Merger Agreement may be terminated in certain circumstances prior to the Closing (i) by mutual written consent of APHC and MariaDB, (ii) by either APHC or MariaDB (a) if any applicable law is in effect making the consummation of the Business Combination illegal or any final, non-appealable order is in effect permanently preventing the consummation of the Business Combination, (b) in the event of certain uncured breaches by the other party, (c) if the required vote is not obtained at the meeting of the APHC shareholders or the meeting of MariaDB shareholders, or (d) if the Closing has not occurred by December 31, 2022, and (iii) by the Company, if the APHC Board shall have made an APHC Change in Recommendation.

Certain Related Agreements

Subscription Agreements

Concurrently with the execution of the Merger Agreement, APHC and Irish Holdco entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase an aggregate number of Irish Holdco Ordinary Shares (the “Subscribed Shares”) for $9.50 per share in the PIPE Investment, for an aggregate purchase price equal to $18,200,000.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, Irish Holdco is required to, within 30 business days after the Closing, submit to or file with the SEC a registration statement registering the resale of such shares. Additionally, APHC is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the 60th calendar day following the filing date thereof (the “Effectiveness Deadline”), provided the Effectiveness Deadline shall be extended to the 120th calendar day following the filing date thereof if the registration statement is reviewed by, and comments thereto are provided from, the SEC, and APHC will use commercially reasonable efforts to have the registration statement declared effective within ten days of receipt of a SEC notice that the registration statement will not be “reviewed.” APHC must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) two years from the date of issuance of the Subscribed Shares, (ii) the date on which all of the Subscribed Shares shall have been sold, or (iii) on the first date on which the undersigned can sell all of its Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement fail to occur; and (d) if the transactions contemplated by the Subscription Agreement are not consummated on or prior to June 30, 2023.

Shareholder Support Agreements

Concurrently with the execution of the Merger Agreement, APHC also entered into shareholder support agreements (the “Shareholder Support Agreements”) with certain shareholders of MariaDB. Under the Shareholder Support Agreements, such MariaDB shareholders agreed to, among other things, support and vote all of their MariaDB shares in favor of the Business Combination.

The foregoing description of the Merger Agreement, the Subscription Agreements, and the Shareholder Support Agreements, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, Form of Subscription Agreement, and Form of Shareholder Support Agreement, copies of which are filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1, Exhibit 10.1, and Exhibit 10.2, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, Form of Subscription Agreement, and Form of Shareholder Support Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about APHC or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, Form of Subscription Agreement, or Form of Shareholder Support Agreement and the other documents related thereto were made only for purposes of such agreements as of the specific dates therein, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the parties to such agreements, including being qualified for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties thereto that differ from those applicable to investors. Investors are not third-party beneficiaries under these agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of such agreements which subsequent information may or may not be fully reflected in APHC’s public disclosures.

Lock-Up Agreements

In connection with the proposed transactions, Irish Holdco, certain shareholders of MariaDB and certain APHC shareholders, will enter into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which, subject to certain exceptions, such holders will agree that they will not sell or otherwise transfer the Irish Holdco Ordinary Shares received pursuant to the transactions contemplated by the Merger Agreement for a period of 180 days after the Closing. The Lock-Up Agreement as it relates to Angel Pond Partners LLC, the sponsor of APHC, will supersede the obligations of the sponsor under the Letter Agreement entered into by the sponsor in connection with APHC’s initial public offering in May 2021.

The foregoing description of the Lock-Up Agreement is not complete and is subject to and qualified in its entirety by reference to the Lock-Up Agreement, a copy of which is filed with this Current Report as Exhibit 10.3, and the terms of which are incorporated by reference herein.

Registration Rights Agreement

In connection with the proposed transactions, Irish Holdco, certain equity holders of the Company and certain APHC shareholders, will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Irish Holdco will be required to file, within 30 days after the Closing, a registration statement to register the resale of certain securities of Irish Holdco held by such Company and APHC shareholders, who will also have customary demand and “piggyback” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Registration Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed with this Current Report as Exhibit 10.4, and the terms of which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The Irish Holdco Ordinary Shares to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure

On February 1, 2022, APHC and MariaDB issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the investor presentation dated February 1, 2022, prepared for use by APHC in meetings with certain of its shareholders as well as other persons with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of APHC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the pending Business Combination, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Business Combination, including the anticipated cash available at Closing; the anticipated use of cash and cash equivalents; the benefits of the proposed Business Combination; integration plans; the combined company’s projected financial information and anticipated future financial condition and results of operations; MariaDB’s business strategy, estimated total addressable market, commercial operating plans, product development plans; and the expected timing of the transactions related to the Business Combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

These forward-looking statements are subject to a number of risks and uncertainties, including the risks that: MariaDB, an early stage company, has a history of losses and its future profitability is uncertain; potential customers may withdraw from negotiations and indications of interest with MariaDB; MariaDB may fail to manage growth effectively; MariaDB’s indebtedness or potential indebtedness could increase its vulnerability to adverse economic and industry conditions, limit its ability to obtain additional financing, require the dedication of a substantial portion of its cash flow from operations to service its indebtedness, limit its flexibility in planning for, or reacting to, changes in its business and place MariaDB at a competitive disadvantage; MariaDB could lose one or more of its significant customers; MariaDB may lose market share to, or fail to gain market share from, its competitors; MariaDB may be unable to fund and make investments in developing intellectual property and other proprietary information to improve and scale its technological processes; MariaDB may have to defend against claims of intellectual property infringement; MariaDB’s information technology systems may fail as MariaDB’s business grows; MariaDB’s may fail to retain key personnel or attract additional highly skilled employees; MariaDB and APHC may be unable to successfully or timely consummate the Business Combination, including as a result of any regulatory approvals that are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the parties or the expected benefits of the Business Combination or if approval by the shareholders of APHC or MariaDB is not obtained; and the Business Combination may not result in the anticipated benefits; as well as the risks discussed in APHC’s final prospectus dated May 19, 2021 under the heading “Risk Factors,” and other documents APHC has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither APHC nor MariaDB presently know, or that APHC or MariaDB currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect APHC’s and MariaDB’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. APHC and MariaDB anticipate that subsequent events and developments will cause APHC’s and MariaDB’s assessments to change. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and APHC, MariaDB and their affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

A full description of the terms of the Merger Agreement and the Business Combination will be provided in a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by APHC and Irish Holdco that will include a prospectus with respect to Irish Holdco’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the shareholder meeting of APHC to vote on matters related to the Business Combination. APHC urges its investors, shareholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about APHC, MariaDB and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to shareholders of APHC as of a record date to be established for voting on the proposed Business Combination. Once available, shareholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to Angel Pond Holdings Corporation, 950 Third Avenue, 25th Floor, New York, NY 10022, attention Theodore Wang. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

APHC, MariaDB and their respective directors and officers may be deemed to be participants in the solicitation of proxies from APHC’s shareholders in connection with the proposed Business Combination. Information about APHC’s directors and executive officers and their ownership of APHC’s securities is set forth in APHC’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Business Combination may be obtained by reading the Registration Statement when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of APHC, Irish Holdco or MariaDB, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1	Business Combination Agreement, dated as of January 31, 2022.*

10.1	Form of Subscription Agreement.

10.2	Form of Shareholder Support Agreement.

10.3	Form of Lock-up Agreement.

10.4	Form of Registration Rights Agreement.

99.1	Joint Press Release, dated as of February 1, 2022.

99.2	Investor Presentation, dated as of February 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: February 1, 2022	By:	/s/ Theodore T. Wang
	Name:	Theodore T. Wang
	Title:	Chief Executive Officer